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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report February 18, 1997



                        CITIZENS COMMUNITY BANCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Florida                                            65-0614044
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(State of other jurisdiction)                 (IRS Employer Identification No.)

         33-98090
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(Commission File Number)



    650 East Elkcam Circle, Marco Island, Florida           34146
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (941) 389-1800
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              (Registrant's Telephone Number, Including Area Code)

           1112 1/2 N. Collier Boulevard, Marco Island, Florida 33937
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.       Other Events

              On January 31, 1997, Citizens Community Bancorp, Inc. ("Company") sold the final shares offered in the Company's "Depositor Class Shares". These shares were registered in the Company's Registration Statement Reg. No. 33-98090, which was effective December 7, 1995 ("Registration Statement") and were sold in a continuous offering pursuant to Rule 415. The total number of shares of the Company's Common Stock par value $0.01 issued or subscribed for on January 31, 1997, was 770,000 shares. The Company's Offering will remain open until the expiration date of the Warrant Certificates which were issued in connection with the Company's initial offering the underlying shares of which were also registered in the Registration Statement.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CITIZENS COMMUNITY BANCORP, INC.



Date: February 18, 1997                                  /s/  Richard Storm, Jr.
      -----------------                                  -----------------------
                                                           Chairman of the Board



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